Other Financial Assets (Details) - Schedule of other financial assets - ZAR (R) R in Thousands		Feb. 28, 2022	Feb. 28, 2021
Non-current assets
Derivative – call option	[1]	R 1,359
Current assets
Derivative – put option	[2]	15,305
Restricted cash	[3]		882,420
Total		R 16,664	R 882,420

[1]	Relates to the acquisition of Picup. See Note 28 for details.
[2]	Relates to the put option agreement entered with ultimate controlling shareholder to grant the Group the right to sell all its interest in Picup. The put option expires on August 31, 2022. As this is a transaction with owner, the fair value and subsequent changes fair value of the put option is recognised directly against retained earnings.
[3]	On December 29, 2020, the Group received ZAR882.4 million (USD58.5 million) from a related party for the sole purpose of facilitating the Company’s acquisition of the remaining interest in Cartrack. The loan was fully repaid on April 22, 2021.